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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 2, 2004

                         HOME CITY FINANCIAL CORPORATION
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





             OHIO                          0-21809                34-1839475
(State or other jurisdiction of     (Commission File No.)     (IRS Employer I.D.
        incorporation)                                               No.)



              2454 North Limestone Street, Springfield, Ohio   45503
         --------------------------------------------------------------
          (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:        (937) 390-0470
                                                    ----------------------------



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Item 12.          Results of Operation and Financial Condition.
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               On February 2, 2004, Home City Financial Corporation issued a
News Release announcing financial results for the fourth quarter and year 2003. The News Release is included herein as Exhibit 99.1.


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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      HOME CITY FINANCIAL CORPORATION



                                       By: /s/ Charles A. Mihal
                                           -------------------------------------
                                           Charles A. Mihal
                                           Treasurer and Chief Financial Officer


Date:  February 5, 2004